UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

October 19, 2021

Date of report (Date of earliest event reported)

Grayscale Bitcoin Trust (BTC)

(Exact name of registrant as specified in its charter)

Delaware	000-56121	46-7019388
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

290 Harbor Drive, 4th Floor
Stamford, Connecticut 06902
(Address of Principal Executive Offices) (Zip Code)

(212) 668-1427

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 19, 2021, pursuant to the provisions of Section 19(b)(1) of the Securities Exchange Act of 1934, and Rule 19b-4 thereunder, NYSE Arca, Inc. (the “Exchange”), filed a Form 19b-4 proposing to list and trade shares of Grayscale Bitcoin Trust (BTC) (the “Trust”) under NYSE Arca Rule 8.201-E (Commodity Based Trust Shares). A notice of the proposed rule change for publication in the Federal Register was attached thereto as Exhibit 1. A copy of the press release from Grayscale Investments, LLC, the sponsor of the Trust, announcing the Exchange’s filing is attached to this Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

99.1	Press Release Announcing NYSE Arca’s Grayscale Bitcoin Trust (BTC) Form 19b-4 Filing

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2021

Grayscale Investments, LLC as Sponsor of Grayscale Bitcoin Trust (BTC)*

By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer

*

As the Registrant is a trust, this report is being filed on behalf of the Registrant by Grayscale Investments, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of Grayscale Investments, LLC.